                                                                   Exhibit 10.39


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT


         AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment") dated as of December 18, 2002, among Herbalife International, Inc. ("BORROWER"); WH Holdings (Cayman Islands) Ltd. ("HOLDINGS"); WH Intermediate Holdings Ltd. ("PARENT"); WH Luxembourg Holdings S.a.R.L. ("LUXEMBOURG HOLDINGS"); WH Luxembourg Intermediate Holdings S.a.R.L. ("LUXEMBOURG INTERMEDIATE HOLDINGS") and WH Luxembourg CM S.a.R.L. ("LUXEMBOURG CM," and together with Luxembourg Holdings and Luxembourg Intermediate Holdings, the "LUXCOS"); each of the Subsidiary Guarantors listed on the signature pages hereto (together with Holdings, Parent and the LuxCos, the "GUARANTORS"); the Lenders party hereto; and UBS AG, Stamford Branch, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").



                                    RECITALS

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into the Credit Agreement dated as of July 31, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, the Borrower desires to provide for a $40.0 million prepayment of the Term Loans on or before December 30, 2002, and and to provide for certain other amendments specified herein to be effective as of the date hereof, subject to satisfaction of each of the conditions precedent specified herein; WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent have agreed to amend the Credit Agreement as provided herein.

         NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         Section 1. Definitions. Unless otherwise expressly defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as so defined. Unless otherwise expressly stated herein, all Section and Article references herein shall refer to Sections and Articles of the Credit Agreement.

         Section 2. Amendment to Section 1.01 regarding definition of Senior Leverage Ratio and Excess Cash Flow. Section 1.01 is hereby amended as follows:

    (a)  By adding the following new definition thereto in alphabetical:

         "SENIOR LEVERAGE RATIO" means, as of the last day of the most recently ended fiscal quarter or fiscal year end, as the case may be, of Parent for which financial statements shall have been delivered, the ratio (expressed as a fraction where appropriate) of: (a) Consolidated Indebtedness (less the Senior Subordinated Notes and any other subordinated indebtedness subordinated to the Loans on terms reasonably satisfactory to the Required Lenders) of Parent on such date to (b) Consolidated EBITDA of Parent computed for the period consisting of such fiscal quarter and each of the three immediately preceding fiscal quarters."; and


    (b) By deleting in its entirety clause (g) of the definition of Excess Cash Flow, and amending it to read as follows:

         "(g) permanent repayments of Indebtedness (other than subordinated indebtedness, including the Senior Subordinated Notes) made by Parent and its Consolidated Subsidiaries during such fiscal year (including payments of principal in respect of the Revolving Loans to the extent there is an equivalent reduction in the Revolving Commitments hereunder); but only to the extent such repayments are permitted hereunder and do not occur in connection with a refinancing of all or any portion of the Loans; minus"

         Section 3. Application of Prepayment. (a) Borrower hereby agrees to make an optional prepayment in the amount of $20.0 million (together with accrued interest thereon) on or before December 30, 2002. The parties hereby agree that such prepayment shall be deemed and treated for all purposes under the Credit Agreement as an optional prepayment of the Term Loans pursuant to
Section 2.10(h). In connection therewith, the Borrower hereby requests and instructs that such principal amounts be applied to prepay the December 31, 2002 and March 31, 2003 amortization payments in full, and the balance of $5.0 million be applied toward the June 30, 2003 amortization payment.

            (b) Borrower hereby agrees to make an additional optional prepayment of $20.0 million (together with accrued interest thereon) on or before December 30, 2002. The parties hereby agree that such prepayment shall be deemed and treated for all purposes under the Credit Agreement as an optional prepayment of the Term Loans pursuant to Section 2.10(h). In connection therewith, such principal prepayment shall be applied pro rata against the remaining scheduled installments (after giving effect to clause (a) above) of principal due in respect of the Term Loans under Section 2.09.

            (c) Upon completion of the prepayments referenced in clauses (a) and
(b) above, the parties agree that Annex I shall be automatically amended by deleting the same from the Credit Agreement, and replacing it with Annex I hereto

            (d) The parties hereby confirm and agree that upon completion of the above payments, the Borrower will have satisfied the Excess Cash Flow prepayments required by Section 2.10(g) (as amended hereby) with respect to the Borrower's fiscal year ended 2002, and hereby confirm that no further Excess Cash Flow payments shall be due in respect of the fiscal year ended 2002.

         Section 4. Amendment to Section 6.06(g) Regarding Monitoring Fees.
Section 6.06(g) is hereby deleted in its entirety, and amended to read as follows:

         "(g) so long as no Default exists or would result therefrom, Borrower may pay, or cause to be paid, Monitoring Fees to the Principals and their Related Parties in accordance with the Monitoring Fee Agreements in an amount equal to (i) with respect to a base amount of Monitoring Fees, $2.5 million in any 12-month period (or in the case of 2002, $1.042 million representing the pro rated portion for the period of such fiscal year that the Monitoring Fees accrued), payable quarterly in equal installments, plus (ii) with respect to a supplemental amount of Monitoring Fees, (A) $1.042 million may be paid in respect of fiscal year 2002, which if paid shall be due and payable as of December 31, 2002, (B) $2.5 million may be paid in respect of fiscal year 2003, which if paid shall be due and payable during fiscal year 2003 in equal quarterly installments at the end of each quarter, (C) with respect to fiscal year 2004, and each fiscal year thereafter, up to $2.5 million may be paid out of the remaining 50% of Excess Cash Flow not required to be offered to the Lenders pursuant to Section 2.10(g) with respect to the prior fiscal year (e.g., the Excess Cash Flow determination required to be made by Borrower within 120 days after its 2003 fiscal year shall be used for purposes of determining if a supplemental Monitoring Fee may be paid for fiscal year 2004), such amounts to be paid in equal quarterly installments plus (iii) reasonable out-of-pocket expenses."

         Section 5. Amendment to Section 6.08(ii) regarding Subordinated Notes Buyback. Section 6.08(ii) is hereby deleted in its entirety, and amended to read as follows:

         "(ii) make (or give any notice in respect thereof) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of, any Indebtedness outstanding under the Senior Subordinated Notes or the Holdings Senior Discount Notes, provided that, so long as no Default or Event of Default exists or would result therefrom, (A) Borrower may make prepayments on the Senior Subordinated Notes in accordance with the Senior Subordinated Note Documents to the extent of the remaining 50% of Excess Cash Flow referred to in Section 2.10(g) after application of Sections 2.10(g) and (j), and (B) Borrower may make prepayments on, or otherwise repurchase and retire, up to $25.0 million in aggregate principal amount of the Senior Subordinated Notes during the life of this Credit Agreement, provided that, at the time of any such prepayment or repurchase the Senior Leverage Ratio shall be less than
         1.1 times;"

         Section 6. Waivers regarding Reorganization in Luxembourg. Borrower has informed the Administrative Agent that, in connection with its previously disclosed internal corporate reorganization, it requests limited waivers as follows: (i) a waiver of Section 6.10 solely to allow the issuance of preferred equity certificates by Luxembourg Intermediate Holdings to its parent, Luxembourg Holdings, which preferred equity certificates shall contemporaneously with their issuance be pledged under the Security Documents, (ii) a waiver of paragraph (n) of Article VIII of the Credit Agreement solely to allow the corporate reorganization outlined in Schedule I, to the extent the steps contemplated thereby would otherwise constitute a Change of Control, and to the extent the delay in implementing such internal corporate reorganization shall have constituted a Change of Control under clauses (d) and
(e) of the definition of Change of Control (and any notice required under Section 5.02(a) thereof), (iii) a waiver of any prohibition on transferring pledged accounts to the extent necessary to allow Luxembourg Holdings to transfer a bank account with a balance not to exceed $20,000, to Luxembourg Intermediate Holdings, (iv) a waiver of any technical defaults not already contemplated by the foregoing clauses (i) through (iii), solely to the extent necessary to accomplish the interim steps of the corporate reorganization outlined in Schedule I, provided that, such additional waiver shall have been approved by the Administrative Agent in its sole discretion, and (v) a consent to amend or modify the Holdings Senior Discount Note Documents, solely to the extent necessary to allow for the corporate reorganization outlined in Schedule I, to the extent the steps contemplated thereby would otherwise constitute a Change of Control (as defined in the Holdings Senior Discount Note Agreement), and to the extent the delay in implementing such internal corporate reorganization shall have constituted a Change of Control (as defined in the Holdings Senior Discount Note Agreement). At the request of Borrower, the undersigned Lenders, constituting Requisite Lenders under the Credit Agreement, hereby agree to the limited waivers and consents specified in clauses (i) through (v) above, and hereby authorize the Administrative Agent to enter into such documentation reasonably acceptable to it in order to effectuate the foregoing. If the corporate reorganization outlined in Schedule I is not completed by March 31, 2003, the foregoing waivers, consents and authorizations set forth in this Section 6 shall expire.

         Section 7. Conditions Precedent. This Amendment shall become effective on the date hereof, provided that each of the following shall be satisfied on such date:

            (a) The Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent:

                (i) Amendment Documents. This Amendment and each other instrument, document or certificate required by the Administrative Agent to be executed or delivered by the Borrower or any other Person in connection with this Amendment, duly executed by such Persons (the "Amendment Documents");

                (ii) Consent of Lenders. The execution of this Amendment by the Required Lenders;

                (iii) Additional Information. Such additional documents, instruments and information as the Administrative Agent may reasonably request to effect the transactions contemplated hereby; and

                (iv) Amendment Fee. An amendment fee, payable to the Administrative Agent for the account of each consenting Lender, in an amount equal to 0.125% times the sum of each such

     Lender's Revolving Commitment and the principal amount of its outstanding Term Loans, pro forma after giving effect to the prepayments in Section 3 hereof.

            (b) The representations and warranties contained herein and in the Credit Agreement shall be true and correct in all material respects as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

            (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Administrative Agent.

            (d) The Administrative Agent shall have received such documentation and confirming legal opinions as it shall have requested confirming the first priority security interests of the Lenders in connection with the internal corporate reorganization outlined in Section 6 above.

            (e) No Default or Event of Default shall have occurred and be continuing, after giving effect to this Amendment.

         Section 8. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof and after giving effect to this Amendment, (a) all representations and warranties set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects as if made again on and as of such date (except those, if any, which by their terms specifically relate only to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date), (b) no Default or Event of Default has occurred and is continuing, and
(c) the Credit Agreement (as amended by this Amendment), and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.



         Section 9. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or the Lenders, or any closing, shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them. If any representation or warranty made in this Amendment is false in any material respect, then such shall constitute an Event of Default under the Credit Agreement.

         Section 10. Reference to Agreement. Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document under the Credit Agreement.

         Section 11. Costs and Expenses. The Borrower shall pay on demand all reasonable costs and expenses of the Administrative Agent (including the reasonable fees, costs and expenses of counsel to the Administrative Agent) incurred in connection with the preparation, execution and delivery of this Amendment.

         Section 12. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         Section 13. Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         Section 14. Limited Effect. This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights or remedies any Lender may have under the Credit Agreement or under any other Loan Document, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Lender to execute similar or other amendments or grant any waivers under the same or similar or other circumstances in the future.

         Section 15. Ratification By Guarantors. Each of the Guarantors hereby agrees to this Amendment and acknowledges that such Guarantor's Guaranty shall remain in full force and effect without modification thereto.

                            [signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                                   HERBALIFE INTERNATIONAL, INC.


                                                   By: /s/ Brian Kane
                                                       ----------------------
                                                       Name: Brian Kane
                                                       Title: Co-President

Acknowledged and Agreed to by each of the Guarantors:

                                                   WH HOLDINGS (CAYMAN ISLANDS)
                                                   LTD., a Cayman Islands
                                                   corporation, as a Guarantor


                                                   By: /s/ Steven E. Rodgers
                                                       ----------------------
                                                       Name: Steven E. Rodgers
                                                       Title:

                                               WH INTERMEDIATE HOLDINGS LTD., a
                                               Cayman Islands corporation, as a
                                               Guarantor

                                               By: /s/ Steven E. Rodgers
                                                   _______________________
                                                   Name: Steven E. Rodgers
                                                   Title:

                                               WH LUXEMBOURG CM S.a.R.L., a
                                               Luxembourg corporation, as
                                               a Guarantor

                                               By: /s/ Fabrizio Suaria
                                                   ______________________
                                                   Name: Fabrizio Suaria
                                                   Title:

                                               WH LUXEMBOURG HOLDINGS S.a.R.L.,
                                               a Luxembourg corporation, as a
                                               Guarantor

                                               By: /s/ Fabrizio Suaria
                                                  -----------------------------
                                                   Name:  Fabrizio Suaria
                                                   Title:

                                               WH LUXEMBOURG INTERMEDIATE
                                               HOLDINGS S.a.R.L., a Luxembourg
                                               corporation, as a Guarantor

                                               By: /s/ Fabrizio Suaria
                                                  -----------------------------
                                                   Name:  Fabrizio Suaria
                                                   Title:

                                               HERBALIFE INTERNATIONAL OF
                                               AMERICA, INC., a California
                                               corporation, as a Guarantor


                                               By: /s/ Brian Kane
                                                   ______________________
                                                   Name: Brian Kane
                                                   Title: Co-President

                                               HERBALIFE INTERNATIONAL OF
                                               EUROPE, INC., a California
                                               corporation, as a Guarantor


                                               By: /s/ Brian Kane
                                                   ______________________
                                                   Name: Brian Kane
                                                   Title: President

                                               HERBALIFE INTERNATIONAL
                                               COMMUNICATIONS, INC., a
                                               California corporation, as a
                                               Guarantor


                                               By: /s/ Brian Kane
                                                   ----------------------
                                                   Name: Brian Kane
                                                   Title: President

                                               HERBALIFE INTERNATIONAL
                                               DISTRIBUTION, INC., a California
                                               corporation, as a Guarantor


                                               By: /s/ Brian Kane
                                                   ----------------------
                                                   Name: Brian Kane
                                                   Title: President

                                               HERBALIFE TAIWAN, INC., a
                                               California corporation, as a
                                               Guarantor


                                               By: /s/ Brian Kane
                                                   ----------------------
                                                   Name: Brian Kane
                                                   Title: President

                                               HERBALIFE INTERNATIONAL
                                              (THAILAND), LTD., a California
                                               corporation, as a Guarantor


                                               By: /s/ Brian Kane
                                                   ----------------------
                                                   Name: Brian Kane
                                                   Title: President

                                               HERBALIFE CHINA, LLC, a Delaware
                                               limited liability company, as a
                                               Guarantor


                                               By: /s/ Brian Kane
                                                   ______________________
                                                   Name: Brian Kane
                                                   Title: Chairman of the Board
                                                          of Members

                                               HERBALIFE INTERNATIONAL DO BRASIL
                                               LTDA., a corporation dually
                                               incorporated in Brazil and
                                               Delaware, as a Guarantor


                                               By: /s/ Brian Kane
                                                   ______________________
                                                   Name: Brian Kane
                                                   Title: President

                                               HERBALIFE INTERNATIONAL FINLAND
                                               OY, a Finnish corporation, as a
                                               Guarantor

                                               By: /s/ Fabrizio Suaria
                                                  ---------------------------
                                                   Name: Fabrizio Suaria
                                                   Title:

                                               HERBALIFE INTERNATIONAL OF ISRAEL
                                              (1990) LTD., an Israeli
                                               corporation, as a Guarantor


                                               By: /s/ Brian Kane
                                                   ______________________
                                                   Name: Brian Kane
                                                   Title: President

                                               HERBALIFE SWEDEN AKTIEBOLAG, a
                                               Swedish corporation, as a
                                               Guarantor

                                               By: /s/ Fabrizio Suaria
                                                  -------------------------
                                                   Name: Fabrizio Suaria
                                                   Title:

                                      UBS AG, STAMFORD BRANCH, as
                                      Administrative Agent and a Lender


                                      By: /s/ Robert Reuter
                                          -------------------------
                                          Name: Robert Reuter
                                          Title: Executive Director






                                      By: /s/ Lynne B. Alfarone
                                          -------------------------
                                          Name: Lynne B. Alfarone
                                          Title: Associate Director Banking
                                                 Products Services, US

                                               Denali Capital LLC managing
                                               member of DC Funding Partners,
                                               portfolio manager for DENALI
                                               CAPITAL CLO I LTD., or an
                                               affiliate


                                                   as a Lender



                                               By: /s/ John P. Thacker
                                                   ______________________
                                                   Name: John P. Thacker
                                                   Title: Chief Credit Officer

                                      Denali Capital LLC, managing member of
                                      DC Funding Partners, portfolio manager for DENALI CAPITAL CLO II, LTD., or an affiliate as a Lender

                                                By  /s/ John F. Thacker
                                                --------------------------------
                                                Name:    JOHN F. THACKER
                                                Title:   CHIEF CREDIT OFFICER

                                       Sankaty Advisors, LLC as Collateral
                                       Manager for Castle Hill I - INGOTS, Ltd., as Term Lender



                                                      By:  /s/ Diane J. Exter
                                                      --------------------------
                                                      Name:    DIANE J. EXTER
                                                      Title:   MANAGING DIRECTOR
                                                               PORTFOLIO MANAGER

                                           Sankaty Advisors, LLC as Collateral
                                           Manager for Castle Hill II - INGOTS,
                                           Ltd., as Term Lender



                                                      By:  /s/ Diane J. Exter
                                                      --------------------------
                                                      Name:    DIANE J. EXTER
                                                      Title:   MANAGING DIRECTOR
                                                               PORTFOLIO MANAGER

                                             Sankaty Advisors, LLC as Collateral
                                             Manager for Great Point CLO 1999-1
                                             LTD, as Term Lender



                                                        By: /s/ Diane J. Exter
                                                        ------------------------
                                                        Name: DIANE J. EXTER
                                                        Title: MANAGING DIRECTOR
                                                               PORTFOLIO MANAGER

                                     Sankaty Advisors, LLC as Collateral
                                     Manager for Race Point CLO, Limited,
                                     as Term Lender




                                     By: /s/ Diane J. Exter
                                         ___________________________
                                         Name: Diane J. Exter
                                         Title: Managing Director
                                                Portfolio Manager

                                             Sankaty High Yield Partners III, LP


                                             By: /s/ Diane J. Exter
                                                 _________________________
                                                 Name: Diane J. Exter
                                                 Title: Managing Director
                                                        Portfolio Manager

                                             PACIFICA PARTNERS I, L.P.,
                                             as a Lender




                                             By: /s/ Tom Colwell
                                                 _____________________
                                                 Name: Tom Colwell
                                                 Title: VP

                                             Franklin Floating Rate Trust
                                             as a Lender




                                             By: /s/ Richard D'Addario
                                                 ____________________________
                                                 Name: Richard D'Addario
                                                 Title: Senior Vice President

                                             Franklin CLO I, LIMITED
                                             as a Lender




                                             By: /s/ Richard D'Addario
                                                 ____________________________
                                                 Name: Richard D'Addario
                                                 Title: Senior Vice President

                                             Franklin CLO II, Limited
                                             as a Lender




                                             By: /s/ Richard D'Addario
                                                 ____________________________
                                                 Name: Richard D'Addario
                                                 Title: Senior Vice President

                                             Franklin CLO III, Limited
                                             as a Lender


                                             By: /s/ Richard D'Addario
                                                 ____________________________
                                                 Name: Richard D'Addario
                                                 Title: Senior Vice President

                                    GoldenTree High Yield Opportunities I, LP
                                    By: GoldenTree Asset Management, LP
                                    as a Lender



                                    By: /s/ Frederick S. Haddad
                                        ____________________________
                                        Name: Frederick S. Haddad
                                        Title:

                                   GoldenTree High Yield Opportunities II, L.P.
                                   By: GoldenTree Asset Management, LP
                                   as a Lender



                                   By: /s/ Frederick S. Haddad
                                       ____________________________
                                       Name: Frederick S. Haddad
                                       Title:

                                 Golden Tree Loan Opportunities I, Limited
                                 By: GoldenTree Asset Management, LP
                                 as a Lender



                                 By: /s/ Frederick S. Haddad
                                     ____________________________
                                     Name:  Frederick S. Haddad
                                     Title:

                                        Reliance Standard Life Insurance Company
                                        By: GoldenTree Asset Management, LP
                                        as a Lender




                                             By: /s/ Frederick S. Haddad
                                                 ____________________________
                                                 Name: Frederick S. Haddad
                                                 Title:

                                        WF Foundation
                                        By: GoldenTree Asset Management, LP
                                        as a Lender




                                             By: /s/ Frederick S. Haddad
                                                 ____________________________
                                                 Name: Frederick S. Haddad
                                                 Title:

                                             SunAmerica Life Insurance Company
                                             as a Lender




                                             By: /s/ John G. Lapham, III
                                                 _________________________
                                                 Name: John G. Lapham, III
                                                 Title: Authorized Agent

                                             Venture CDO 2002, Limited
                                             By its investment advisor, Barclays
                                             Capital Asset Management Limited
                                             By its sub-advisor, Barclays Bank
                                             PLC, New York Branch.
                                             as a Lender


                                             By: /s/ Maria P. Cruz
                                                 _________________________
                                                 Name: Maria P. Cruz
                                                 Title: Manager

                                             Whitney Private Debt Fund, L.P.,
                                             as a Lender



                                             By: /s/ Marc S. Diagonale
                                                 ___________________________
                                                 Name: MARC S. DIAGONALE
                                                 Title: AUTHORIZED SIGNATORY

                                             1888 Fund, Ltd.
                                             as a Lender



                                             By: /s/ Todd Boehly
                                                 ________________________
                                                 Name: Todd Boehly
                                                 Title: Managing Director

                                             Harch CLO I. Ltd.
                                             as a Lender




                                             By: /s/ Michael E. Lewitt
                                                 ___________________________
                                                 Name: Michael E. Lewitt
                                                 Title: Authorized Signatory

                                        Venture II CDO 2002, Limited
                                        By its investment advisor, Barclays Bank
                                        PLC, New York Branch
                                        as a Lender




                                             By: /s/  Maria P. Cruz
                                                 ____________________________
                                                 Name: Maria P. Cruz
                                                 Title: Manager

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written (December 18, 2002).



                                        Seaboard CLO 2000 LTD
                                        By: ORIX Capital Markets, LLC
                                            Its Collateral Manager



                                        By /s/ Sheppard H.C. Davis, Jr.
                                           -----------------------------------
                                           Name: Sheppard H.C. Davis, Jr.
                                           Title: Managing Director

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written (December 18, 2002).



                                   LONG LANE MASTER TRUST IV
                                   By Fleet National Bank as Trust Administrator



                                   By /s/ Kevin Kearns
                                      -----------------------------------
                                      Name: Kevin Kearns
                                      Title: Managing Director

                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION (Merchant Banking
                                        Group), as Syndication Agent




                                        By: /s/ Matthew Colucci
                                            ------------------------------------
                                            Name:  Matthew Colucci
                                            Title: Its Authorized Signatory

                                        GE CAPITAL, CAPITAL FUNDING, INC.
                                        as a Lender




                                        By: /s/ James H. Kaufman
                                            -------------------------------
                                            Name: James H. Kaufman
                                            Title: Authorized Signatory

                                   COOPERATIEVE CENTRALE
                                   RAIFFEISEN-BOERENLEENBANK B.A.,
                                   "RABOBANK INTERNATIONAL", NEW
                                   YORK BRANCH,

                                   as a Lender



                                   By: /s/ Andre Blorn
                                       -------------------------------------
                                       Name: Andre Blorn
                                       Title: Managing Director
                                              Credit Risk Management





                                   By: /s/ Richard T. Kemme
                                       -------------------------------------
                                       Name: Richard T. Kemme
                                       Title: Vice President

                                                   ING PRIME RATE TRUST
                                                   By ING Investments, LLC
                                                   as its investment manager

                                               By: /s/ Michel Prince
                                                   ____________________________
                                                   Name:  MICHEL PRINCE, CFA
                                                   Title: VICE PRESIDENT

                                                   PILGRIM AMERICA HIGH INCOME
                                                   INVESTMENTS LTD,
                                                   By: ING Investments, LLC
                                                       as its investment manager

                                                   HARBOUR TOWN FUNDING LLC
                                                   as a Lender

                                               By: /s/ Ann E. Morris
                                                   ----------------------------
                                                   Name:  ANN E. MORRIS
                                                   Title: ASST VICE PRESIDENT

                                                  Landmark CDO Ltd
                                                  as a Lender

                                              By: /s/ Aladdin Capital Management
                                                  ------------------------------
                                                  Name:  T.G.,VP
                                                  Title:

                                                  Landmark II CDO Ltd.
                                                  as a Lender

                                              By: /s/ Aladdin Capital Management
                                                  ------------------------------
                                                  Name:  T.G., VP
                                                  Title:

                               AMORTIZATION TABLE

                    -------------------------------- -------------------------
                                  DATE                      TERM LOAN AMOUNT
                    -------------------------------- -------------------------
                              June 30, 2003                      $2,177,419.35
                    -------------------------------- -------------------------
                           September 30, 2003                    $6,532,258.06
                    -------------------------------- -------------------------
                            December 31, 2003                    $6,532,258.06
                    -------------------------------- -------------------------
                             March 31, 2004                      $6,532,258.06
                    -------------------------------- -------------------------
                              June 30, 2004                      $6,532,258.06
                    -------------------------------- -------------------------
                           September 30, 2004                    $6,532,258.06
                    -------------------------------- -------------------------
                           December 31, 2004                     $6,532,258.06
                    -------------------------------- -------------------------
                             March 31, 2005                      $6,532,258.06
                    -------------------------------- -------------------------
                              June 30, 2005                      $6,532,258.06
                    -------------------------------- -------------------------
                           September 30, 2005                    $6,532,258.06
                    -------------------------------- -------------------------
                            December 31, 2005                    $6,532,258.06
                    -------------------------------- -------------------------
                             March 31, 2006                      $6,532,258.06
                    -------------------------------- -------------------------
                              June 30, 2006                      $6,532,258.06
                    -------------------------------- -------------------------
                           September 30, 2006                    $6,532,258.06
                    -------------------------------- -------------------------
                            December 31, 2006                    $6,532,258.06
                    -------------------------------- -------------------------
                             March 31, 2007                      $6,532,258.06
                    -------------------------------- -------------------------
                              June 30, 2007                      $6,532,258.06
                    -------------------------------- -------------------------
                           September 30, 2007                    $6,532,258.06
                    -------------------------------- -------------------------
                            December 31, 2007                    $6,532,258.06
                    -------------------------------- -------------------------
                             March 31, 2008                      $6,532,258.06
                    -------------------------------- -------------------------
                              June 30, 2008                      $8,709,677.51
                    -------------------------------- -------------------------
                                                               $135,000,000.00
                    -------------------------------- -------------------------